UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

April 28, 2016
____________________

Commission	Registrant; State of Incorporation	IRS Employer
File Number	Address; and Telephone Number	Identification No.

001-01245	WISCONSIN ELECTRIC POWER COMPANY	39-0476280
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 2046
Milwaukee, WI 53201
(414) 221-2345

The name and address of the registrant have not changed since the last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

WISCONSIN ELECTRIC POWER COMPANY
____________________

ITEM 5.07    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

At Wisconsin Electric Power Company's (the “Company”) 2016 Annual Meeting of Stockholders held on April 28, 2016, stockholders voted on the election of five directors for terms expiring in 2017. The voting results were as follows:

Nominee	Shares Voted For	Shares Withheld	Broker Non-Votes

J. Kevin Fletcher	33,289,327	0	0
Gale E. Klappa	33,289,327	0	0
Scott J. Lauber	33,289,327	0	0
Allen L. Leverett	33,289,327	0	0
Susan H. Martin	33,289,327	0	0

We did not solicit proxies for the meeting as the Company's parent, WEC Energy Group, Inc., owns more than 99% of the Company's voting securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WISCONSIN ELECTRIC POWER COMPANY
(Registrant)

/s/ William J. Guc
Date: May 2, 2016	William J. Guc -- Vice President and Controller